UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)		September 3, 2013
BUKA VENTURES INC.
(Exact name of registrant as specified in its charter)
Nevada	000-53551	98 0603540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
21 Luke Street, Vatuwaga, Suva, Fiji		--
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code	679-331-3255
n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Items

On September 3, 2013, our board of directors approved an agreement and plan of merger to merge with our wholly-owned subsidiary Nutranomics, Inc., a Nevada corporation, to effect a name change from Buka Ventures Inc. to Nutranomics, Inc.  Our company will remain the surviving company.  Nutranomics, Inc. was formed solely for the change of name.

Articles of Merger to effect the merger and change of name were filed with the Nevada Secretary of State on September 9, 2013, with an effective date of September 19, 2013.

The amendment is currently being reviewed by the Financial Industry Regulatory Authority (“FINRA”).  We will announce the completion of the FINRA review and the effectiveness of the amendment on the market by filing a Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUKA VENTURES INC.
/s/ Ritesh Chandra Singh
Ritesh Chandra Singh
President and Director

Date:	September 12, 2013